UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 15, 2024 (May 10, 2024)
Date of Report (date of earliest event reported)

Fulton Financial Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania		001-39680		23-2195389
(State or other jurisdiction of incorporation)		(Commission File Number)		(I.R.S. Employer Identification No.)

One Penn Square,	P.O. Box 4887	Lancaster,	Pennsylvania	17604
(Address of Principal Executive Offices)				(Zip Code)
(717) 291-2411
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $2.50	FULT	The Nasdaq Stock Market, LLC
Depositary Shares, Each Representing 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	FULTP	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 10, 2024, Fulton Bank, National Association (the "Bank") and Fulton Financial Realty Company ("FFRC"), both wholly-owned subsidiaries of Fulton Financial Corporation ("Fulton"), entered into an Agreement for Purchase and Sale of Real Property (the "Blue Owl Agreement") with certain affiliates of Blue Owl Capital Inc. (the "Blue Owl Affiliates"). Pursuant to the terms of the Blue Owl Agreement, the Bank and FFRC sold to the Blue Owl Affiliates 40 financial center office locations (the "Blue Owl Properties") for an aggregate cash purchase price of $55.4 million (the "Blue Owl Transaction"). The Blue Owl Properties are located in Pennsylvania, New Jersey, Delaware and Maryland.

Pursuant to the terms of the Blue Owl Agreement, the Bank concurrently entered into lease agreements (the "Blue Owl Leases") with the Blue Owl Affiliates pursuant to which the Bank will lease each of the Blue Owl Properties for an initial term of 15 years (the "Initial Term"), with the Bank having the option to extend the term of each of the Blue Owl Leases for up to three successive terms of up to five years each. Pursuant to the Blue Owl Leases, the Bank will be obligated to pay a base rental amount, plus all real estate and other taxes, governmental fees, utility charges, and other fees, charges and expenses with respect to the Blue Owl Properties. During the initial 12 months of the Blue Owl Leases, the aggregate base rental amount for the Blue Owl Properties will be approximately $4.4 million. Fulton expects that the rental expense for the Blue Owl Properties during the initial 12 months of the Blue Owl Leases will be largely offset by a reduction in depreciation expense associated with the Blue Owl Properties and income from the investment of the proceeds from the Blue Owl Transaction. During the Initial Term, the base rental amount will increase annually at a rate of 2.25%.

Fulton expects to record a pre-tax gain, after deduction of transaction-related expenses, of approximately $20.4 million, or approximately $15.6 million after tax, in connection with the Blue Owl Transaction.

The foregoing descriptions of the Blue Owl Agreement, the Blue Owl Leases and the transactions contemplated thereby are not complete and are qualified in their entirety by reference to the Blue Owl Agreement, a copy of which is attached to this Current Report on Form 8-K (this "Current Report") as Exhibit 10.1, and is incorporated herein by reference.

Item 8.01 Other Events.
In connection with the transactions discussed in Item 1.01 of this Current Report, Fulton restructured a portion of its available for sale investment securities portfolio by selling approximately $345 million of investment securities and reinvesting the proceeds into higher-yielding securities of a similar type and similar duration. Fulton expects to record a pre-tax loss on the sale of the investment securities of approximately $20.4 million.

Forward-Looking Statements

This Current Report contains forward-looking statements with respect to Fulton's financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," "projects," the negative of these terms and other comparable terminology. These forward-looking statements may include projections of, or guidance on, Fulton's future financial performance, expected levels of future expenses, including future credit losses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in Fulton's business or financial results.

Forward-looking statements are neither historical facts nor assurance of future performance. Instead, the statements are based on current beliefs, expectations and assumptions regarding the future of Fulton's business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Fulton's control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. Fulton undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

A discussion of certain risks and uncertainties affecting Fulton, and some of the factors that could cause Fulton's actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Fulton's Annual Report on Form 10-K for the year ended December 31, 2023, Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 and other current and periodic reports, which have been, or will be, filed with the Securities and Exchange Commission (the "SEC") and are, or will be, available in the Investor Relations section of Fulton's website (www.fultonbank.com) and on the SEC's website (www.sec.gov).

Exhibit No.	Description
10.1	Agreement for Purchase and Sale of Real Property dated May 10, 2024.*
104	Cover page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)
*	Certain schedules and exhibits to Exhibit 10.1 have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the SEC upon request.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2024	FULTON FINANCIAL CORPORATION
By: /s/ Beth Ann L. Chivinski
Beth Ann L. Chivinski
Senior Executive Vice President and
Interim Chief Financial Officer